SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and ExchangeAct of 1934.

May 12, 2016

Date of Report

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700, Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.07                                    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of Cimarex Energy Co. was held on May 12, 2016.  Three proposals were voted upon at the annual meeting.  Following are the results of the balloting:

Item 1.                                                         Elect one Class I director for term expiring in 2018 and three Class II directors for terms expiring in 2019.

Class I Director	For	Against	Abstentions	Broker Non-Votes
Lisa A. Stewart	83,478,303	490,723	28,298	3,630,255
Class II Directors
Hans Helmerich	79,822,138	4,147,148	28,037	3,630,256
Harold R. Logan, Jr.	82,470,158	1,492,331	34,837	3,630,253
Monroe W. Robertson	83,080,140	888,876	28,309	3,630,254

Item 2.                                                         Advisory vote on executive compensation

For	Against	Abstentions	Broker Non-Votes
82,364,825	1,318,859	313,489	3,630,406

Item 3.                                                         Ratify the appointment of KPMG LLP as independent auditors for 2016.

For	Against	Abstentions
86,903,947	587,369	136,263

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cimarex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated:	May 17, 2016	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel